UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 17,2004

Peak International, Limited

(Exact name of registrant as specified in its charter)

Bermuda	0-29332	Not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44091 Nobel Drive, P.O. Box 1767, Fremont California	94538

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     510 449-0100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item

5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers. On November 17, 2004, at Peak International Limited’s (the “Company”) Annual General Meeting, Mr. Jack Menache retired as a member of the board of directors of the Company. At the Annual General Meeting, Ms. Christine Russell was re-elected to the Company’s board of directors.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date November 23, 2004

/s/ William Snyder
William Snyder Chief Financial Officer